Endo Health Solutions Credit Suisse Healthcare Conference November 12, 2013 ©2013 Endo Pharmaceuticals Inc. All rights reserved. Exhibit 99.1

Offer Language Disclosures
©2013 Endo Pharmaceuticals Inc.  All rights reserved.
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Endo Forward Looking Statements
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements.  These forward-looking statements may include, without limitation, statements regarding the completion of the proposed transaction and other statements that are not historical facts. Although Endo and Paladin each believe its forward-looking statements are reasonable, they are subject to important risks and uncertainties. Those include, without limitation, the failure to receive, on a timely basis or otherwise, the required approvals by Endo and
Paladin shareholders, the Superior Court of Québec and applicable government and regulatory authorities, the terms of those approvals, the risk that a condition to closing contemplated by the arrangement agreement may not be satisfied or waived, the inability to realize expected synergies or cost savings or difficulties related to the integration of Endo and Paladin operations, the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners, or other adverse events, changes in applicable laws or regulations, competition from other pharmaceutical companies, and other risks disclosed in Endo and Paladin's public filings, any or all of which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. The forward-looking statements in this presentation are qualified by these risk factors. As a result of these risks and uncertainties, the proposed transaction could be modified, restructured or not be completed, and actual results and events may differ materially from the results and events contemplated in these forward-looking statements and from historical results.  Neither Endo nor
Paladin assumes any obligation to publicly update any forward-looking statements, except as may be required under applicable securities laws, or to comment on expectations of, or statements made by the other party or third parties in respect of the proposed transaction.
These forward-looking statements are not guarantees of future performance, given that they involve risks and uncertainties.  Investors should not assume that any lack of update to previously issued forward-looking statement constitutes a reaffirmation of that statement.
Continued reliance on forward-looking statements is at investors’ own risk.
For more information regarding these and other risks and uncertainties that Endo may face, see the section entitled "Risk Factors" in Endo's
Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission (the "SEC") and as otherwise enumerated herein or therein.
For more information regarding these and other risks and uncertainties that Paladin may face, see the section entitled "Risks Related to
Paladin's Business" in Paladin's Information Form for the year ended December 31, 2012 and the sections in Paladin's Management's
Discussion and analysis entitled "Concentration of Credit Risk and Major Customers," "Liquidity Risk," "Foreign Exchange Risk," "Interest
Rate Risk," and "Equity Price Risk" contained in Paladin's Annual Report for the year ended December 31, 2012 filed on the System for
Electronic Document Analysis Retrieval website at http://www.sedar.com.

Non-GAAP Financial Measures
This presentation may refer to non-GAAP financial measures, including adjusted diluted EPS, that are not prepared in accordance with accounting principles generally accepted in the
United States and that may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review Endo’s current report on Form 8-K filed with the SEC for Endo’s reasons for including those non-GAAP financial measures in this presentation. Investors are encouraged to review the enclosed reconciliations of the non-
GAAP financial measures used in the slide presentation to their most directly comparable
GAAP financial measures. However, with the exception of projected adjusted diluted earnings
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

per share, no reconciliation to GAAP amounts has been provided because the majority of the amounts excluded from the comparable GAAP amounts are not currently possible to estimate with a reasonable degree of accuracy.

Today’s Agenda
Review of Third Quarter Accomplishments and 2013 Financial Results
Provide Updated 2013 Financial Guidance
Overview of Acquisition of Paladin Labs
•
Deal Rationale and Terms
•
Overview of Paladin Business
•
Endo Overview
•
New Endo Operating Model
•
Post Transaction Structure - Domicile as an Irish plc
Q&A
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Third Quarter 2013 Progress on Near-Term Priorities
Enhance operational focus on organic growth drivers
Pursuing accretive, value-creating M&A opportunities
•
Announced $225M acquisition of Boca Pharmacal
•
Expected to be immediately accretive to adjusted diluted EPS upon close
•
Value creating
Exploring strategic alternatives for HealthTronics
Sharpen R&D focus on near-term opportunities
•
Aveed PDUFA date set for February 28, 2014
•
Completed interim analysis of BEMA Buprenorphine
Strengthen talent and organization
•
Announced new CFO and COO, Pharmaceuticals
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Q3 2013 Financial Performance ©2013 Endo Pharmaceuticals Inc. All rights reserved. Q3 2012 Q3 2013 6 $1.28 $1.34 Adjusted Diluted EPS $0.45 $0.33 Reported Diluted (GAAP) EPS $750 $715 Revenues ($M)

Drive Organic Growth – Qualitest
On-track for double-digit growth for
full-year
Demand driven growth led by new
products and oral contraceptives
Planning for efficient integration of
Boca Pharmacal
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Total Revenue Growth vs.
Same Period 2012
13%
11%
YTD Growth
60%
YTD 2013 Q3 2013
Contribution of New Products to

Drive Organic Growth – Endo Pharmaceuticals
Managing LIDODERM
®
LOE
Continuing to support ADF
technologies and assert IP covering
OPANA
®
ER
Commercial support for OPANA
®
ER
through specialty promotion
Focused on driving performance of
growth assets: SUPPRELIN
®
LA,
Voltaren
®
Gel and FORTESTA
®
Gel
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

-12%
10%
Q3 2013 Revenue Growth vs.
Q3 2012
All Products
All Products (ex - LIDODERM/OPANA ER/Actavis
Royalty)

Drive Organic Growth – AMS
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

-3%
-2%
YTD 2013 Q3 2013
1%
4%
YTD 2013 Q3 2013
Total (ex-WH) Revenue Growth
vs. Same Period 2012
Key drivers of turnaround efforts:
Continued strength in Men’s Health
Continued strength in GreenLight
supported by medical education
focused on GOLIATH results
Managing impact of market decline in
Women’s Health
Launch of MiniArc™ Pro Single-
Incision Sling System for Treatment of
Female Stress Urinary Incontinence
Total Revenue Growth
vs. Same Period 2012
TM

Implement Lean Operating Model – Restructuring Efforts
On-Track
Reductions Announced Relative
to 2012A ($M)
Run-rate by mid-
2014E
2013E
Key actions taken:
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

All US headcount reductions
communicated on June 5
External spend reduction under
way
Ongoing focus on gaining
additional efficiencies
Target Achieved to date
$150
$129
$325

Measure Previous 2013 Guidance Revised 2013 Guidance
Revenues $2.70B - $2.80B $2.75B - $2.80B
Adjusted Gross
Margin
64% to 66% 64% to 66%
Adjusted Operating
Expenses
Reduced by approximately $150
million, which represents a 15%
decline versus 2012
Reduced by approximately $150
million, which represents a 15%
decline versus 2012
Adjusted Diluted EPS $4.25 to $4.55 $4.60 to $4.75
Adjusted Effective
Tax Rate
28.5% to 29.5% 28% to 28.5%
Diluted Shares
Outstanding
~117M ~118M
Capital Expenses ~$80M ~$80M
2013 Revised Financial Guidance
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

A Compelling Combination: Endo Health Solutions and Paladin Labs ©2013 Endo Pharmaceuticals Inc. All rights reserved.

Transformational Opportunity Together creating a top tier specialty healthcare organization ©2013 Endo Pharmaceuticals Inc. All rights reserved. 13 New Endo New Endo

Accelerates transformation into a leading specialty healthcare company
•
Creates international specialty pharmaceutical business
•
Immediately accretive to adjusted diluted earnings per share
•
Domicile as an Irish plc--beneficial financial platform to facilitate future growth
Enhances cash flow and earnings sustainability while further diversifying revenues in pharmaceutical segment
•
Product portfolio and geography complementary across companies
•
Highly diversified revenue streams in Canada
•
Access to attractive emerging markets – South Africa and Latin America
Focused operating model to maximize organic growth potential and cash flow generation supplemented with an active M&A agenda
•
Net debt to adjusted EBITDA 2.4x upon close with rapid de-levering
•
Platform for organic growth with broader options for future M&A
•
Operational and tax synergies resulting in at least $75M after tax savings annually
•
Improved cash conversion leading to enhanced capital structure
Transaction Benefits
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Combination Creates Value
Paladin shareholders and employees
•
Monetize outstanding track record of Paladin value creation
•
Direct access to U.S. market and opportunity to accelerate growth through a larger platform
•
Retain Paladin name for Canadian business
Strategic value for Endo
•
Expanded geographic footprint
•
Diversify revenue base
•
Advantaged platform for growth with future acquisitions
Financially sound
•
Stable and growing cash flows
•
Immediately accretive to adjusted EPS
•
Enables inversion transaction
•
Combined company steady state tax rate of approximately 20%
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Proposed Transaction Terms
$77 (CAD) per share represents a 20% premium to Paladin Labs’ closing price of $63.91 as of
November 4, 2013 and values the transaction at approximately $1.6 billion (USD)
Paladin shareholders will receive:
•
1.6331 shares of New Endo for each share of Paladin Labs owned
•
$1.16  (CAD) in cash for each share of Paladin Labs Paladin owned
–
Cash consideration to be received by Paladin Labs shareholders will be increased if
Endo’s average share price declines more than 7% during a pre-specified period
•
1 share of Knight Therapeutics for each share of Paladin Labs owned
Pro Forma ownership
•
Endo Shareholders to own 77.5% of New Endo
•
Paladin Shareholders to own 22.5% of New Endo
Endo has secured committed financing that will be used to refinance certain elements of the company’s existing indebtedness and the early repurchase of our convertible notes due April
2015, subject to market conditions
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

New Endo Structure and Trading
Endo management to lead combined company
•
Jonathan Ross Goodman will serve as an advisor to the Endo Board of Directors
Existing management team will continue to operate Paladin
•
Mark Beaudet will continue as President, Paladin reporting to Rajiv De Silva
New Endo will trade on NASDAQ
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Overview of Paladin Labs
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Paladin Labs is a specialty pharmaceutical company focused on acquiring or in-licensing innovative pharmaceutical products for the Canadian and select international markets
Strong diversified revenue growth
•
5 year revenue growth CAGR of 27% (FY 2007 - 2012)
•
Proven partner for the Canadian market
•
Demonstrated track record of profitable growth
•
Financial strength to drive expansion
Strong, near-term pipeline for growth
•
Solid late stage development pipeline including multiple products currently under regulatory review
–
Zohydro
TM
ER, Seralaxin
•
Over 15 products in development

Paladin Labs Structure
Company Information
Founded:
Headquarters:
Chairman:
Interim CEO:
Employees:
Structure
Adjusted Revenue Mix (prop. consolidation)
1996
Montreal, Canada
Jonathan Ross Goodman
Mark Beaudet
127
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Source:  Paladin Labs Inc. management  presentation
Canada Rx, 55%
Canada OTC, 11%
Isodiagnostika,
1%
Base Paladin Intl,
8%
Litha, 25%
Base Paladin
Paladin Labs
International
platforms
Canada Other
Latin
America
Litha
Mexico Brazil

Paladin’s Year-Over-Year Consecutive Growth ($ CAD)
Adjusted* revenue for 2012 of $179.0 million, up 27%
over 2011
Guidance for 2013 of $190 million adjusted* revenues
Adjusted* revenues for Q2 2013 of $52.3 million, up
41% versus Q2 2012
9 consecutive years of record EBITDA with EBITDA
representing 39% of revenues in 2012
Adjusted* EBITDA for 2012 of $79.0 million for 2012,
up 17% versus 2011
Adjusted* EBITDA for Q2 2013 of $22.7, up 32% versus
Q2 2012
REVENUE EBITDA
*Adjusted refers to the proportional consolidation of Litha’s results effective July 2, 2012 and Paladin Mexico’s  results effective January 1, 2013
Source:  Paladin Labs Inc. Q2  2013 Investor Relations Presentation
YTD
©2013 Endo Pharmaceuticals Inc.  All rights reserved.
20
Adjusted EBITDA
0

40
60
80
100
120
140
160
180
2006 2007 2008 2009 2010 2011 2012*
$M CAD
2013*
Adjusted Revenue

Endo Overview
Aspire to be a leading specialty healthcare company
Continue our commitment to serving our patients and
customers
Participate in specialty areas offering above average growth and favorable margins
Transform our operating model to maximize growth potential
and cash flow generation
Allows Endo to maximize shareholder value by adapting to market dynamics and portfolio changes
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Recent Endo Restructuring Actions
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Drive organic growth through our core businesses
•
Endo Pharmaceuticals
•
Qualitest
•
AMS
Implement lean operating model
Pursue accretive, value-creating acquisition opportunities
Explore strategic alternatives for HealthTronics
Sharpen R&D focus on near-term opportunities
Strengthen talent and organization

New Endo Operating Model
Lean, efficient operating model
Focused, de-risked R&D
Streamlined and diversified organization with quick decision making
Performance metrics aligned with shareholder interests
Agnostic on therapeutic areas, but with focus in specialty areas
M&A as an important component of building and growing the business long term
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

New Endo International Strategy
Utilize new operating structure to drive international
expansion and growth
Focus on emerging markets with above average growth
characteristics
Invest in areas with growing healthcare infrastructure and
expanding economies
•
Proven local operators, competency in core business functions
•
International management expertise
Expand presence in markets with favorable reimbursement
environment or a large cash pay component
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Corporate Redomicile Endo Shareholders Paladin Labs Shareholders Endo (& Subs) Paladin Labs (& Subs) Irish New Endo 77.5% 22.5% 25 ©2013 Endo Pharmaceuticals Inc. All rights reserved.

New Endo
–
Capital Structure
Proforma capital structure will continue to support the long term strategy of Endo
Secured committed financing that will be used to refinance
certain elements of existing indebtedness and the early
repurchase of our convertible notes due April 2015
Proforma leverage ratio is expected to be in line with current levels
Immediate accretion and improved cash flow conversion will
lead to rapid de-levering
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Approvals and Timing
Standard U.S. merger process for Endo
• Proxy/registration statement
• Majority approval by Endo shareholders
2/3 vote required by Paladin Labs shareholders
• Customary regulatory approvals, including Investment Canada
• Shareholders representing
~
34% of Paladin Labs outstanding
shares have agreed to vote in favor of deal
Expected closing 1
st
half 2014
Transaction not currently expected to be taxable to U.S.
shareholders of Endo, as structured, but will be taxable for shareholders of Paladin
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Accelerates transformation into a leading specialty healthcare company
•
Creates international specialty pharmaceutical business
•
Immediately accretive to adjusted diluted earnings per share
•
Domicile as an Irish plc–beneficial financial platform to facilitate future growth
Enhances cash flow and earnings sustainability while further diversifying revenues in pharmaceutical segment
•
Product portfolio and geography complementary across companies
•
Highly diversified revenue streams in Canada
•
Access to attractive emerging markets – South Africa and Latin America
Focused operating model to maximize organic growth potential and cash flow generation supplemented with an active M&A agenda
•
Net debt to adjusted EBITDA 2.4x upon close with rapid de-levering
•
Platform for organic growth with broader options for future M&A
•
Operational and tax synergies resulting in at least $75M after tax savings annually
•
Improved cash conversion leading to enhanced capital structure
Transaction Benefits
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Endo Health Solutions Credit Suisse Healthcare Conference November 12, 2013 ©2013 Endo Pharmaceuticals Inc. All rights reserved.

Appendix ©2013 Endo Pharmaceuticals Inc. All rights reserved. 30

Reconciliation of Non-GAAP Measures
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Three Months Ended September 30, 2013 (unaudited)
Actual
Reported
(GAAP) Adjustments
Non-GAAP
Adjusted
REVENUES $ 714,954 $ — $ 714,954
COSTS AND EXPENSES:
Cost of revenues 287,970 (46,105) (1) 241,865
Selling, general and administrative 199,719 (2) 169,650
Research and development 38,080 (3) 28,075
Litigation-related and other contingencies 30,895 (4) —
Asset impairment charges 38,807 (5) —
Acquisition-related and integration items, net 2,207 (6) —
OPERATING INCOME $ 117,276 $ 158,088 $ 275,364
INTEREST EXPENSE, NET 43,150 (7) 37,446
OTHER (INCOME) EXPENSE, NET 17,293 (8) 1
INCOME BEFORE INCOME TAX $ 91,418 $ 146,499 $ 237,917
INCOME TAX 36,803 26,008 (9) 62,811
CONSOLIDATED NET INCOME $ 54,615 $ 120,491 $ 175,106
Less: Net income attributable to noncontrolling interests 14,392 — 14,392
NET INCOME ATTRIBUTABLE TO ENDO HEALTH
SOLUTIONS INC. $ 40,223 $ 120,491 $ 160,714
DILUTED EARNINGS PER SHARE $ 0.33 $ 1.34
DILUTED WEIGHTED AVERAGE SHARES 120,261 120,261
Notes to reconciliation of our GAAP statements of operations to our adjusted statements of operations:
(1) To exclude amortization of commercial intangible assets related to marketed products of  $44,105 and accruals for milestone payments to partners of $2,000.
(2) To exclude certain separation benefits and other costs incurred in connection with continued efforts to enhance the company’s operations of $13,616, amortization of customer relationships of $2,748 and mesh litigation-related defense costs of $13,705.
(3) To exclude milestone payments to partners of $1,092 and certain separation benefits and other costs incurred in connection with continued efforts to enhance the company’s operations of $8,913.
(4) To exclude the net impact of accruals related to mesh-related product liability.
(5) To exclude asset impairment charges.
(6) To exclude integration costs of $2,144 and a loss of $63 recorded to reflect the change in fair value of the contingent consideration associated with the Qualitest acquisition.
(7) To exclude additional interest expense as a result of the prior adoption of ASC 470-20.
(8) To exclude $(14,628) related to patent litigation settlement income and $(2,665) for a gain on sale of business.
(9)   To reflect the cash tax savings results from our acquisitions and the tax effect of the pre-tax adjustments above at applicable tax rates.
(30,069)
(10,005)
(30,895)
(38,807)
(2,207)
(5,704)
(17,292)

Reconciliation of Non-GAAP Measures
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Notes to reconciliation of our GAAP statements of operations to our adjusted statements of operations:
(1)
To exclude amortization of commercial intangible assets related to marketed products of $55,999, net milestone payments and receipts of $1,440, an adjustment to the accrual for the payment to Impax related to sales of OPANA ER of $(6,000) and certain separation benefits and other costs incurred in connection with continued efforts to enhance the company’s operations of $1,323.
(2)
To exclude certain separation benefits and other costs incurred in connection with continued efforts to enhance the company’s operations of $7,744 and amortization of customer relationships of $2,736.
(3)
To exclude milestone payments to partners of $3,898 and certain separation benefits and other costs incurred in connection with continued efforts to enhance the company’s operations of $2,523.
(4)
To exclude the net impact of the Actavis (Watson) litigation settlement.
(5)
To exclude the net impact of accruals for litigation-related and other contingencies.
(6)
To exclude asset impairment charges.
(7)
To exclude acquisition-related and integration costs of $5,680 and a loss of $96 recorded to reflect the change in fair value of the contingent consideration associated with the Qualitest Pharmaceuticals acquisition.
(8)
To exclude additional interest expense as a result of the prior adoption of ASC 470-20.
(9)
To exclude the unamortized debt issuance costs written off and recorded as a loss on extinguishment of debt upon our third quarter 2012 prepayments on our Term Loan indebtedness.
(10) To reflect the cash tax savings results from our acquisitions and the tax effect of the pre-tax adjustments above at applicable tax rates.
Three Months Ended September 30, 2012 (unaudited)
REVENUES
COSTS AND EXPENSES:
Cost of revenues
Selling, general and administrative
Research and development
Patent litigation settlement, net
Litigation-related and other contingencies
Asset impairment charges
Acquisition-related and integration items, net
OPERATING INCOME
INTEREST EXPENSE, NET
LOSS ON EXTINGUISHMENT OF DEBT
OTHER INCOME, NET
INCOME BEFORE INCOME TAX
INCOME TAX
CONSOLIDATED NET INCOME
Less: Net income attributable to noncontrolling interests
NET INCOME ATTRIBUTABLE TO ENDO HEALTH
SOLUTIONS INC.
DILUTED EARNINGS PER SHARE
DILUTED WEIGHTED AVERAGE SHARES
Actual
Reported
(GAAP) Adjustments
Non -GAAP
Adjusted
$ 750,482 $ — $ 750,482
294,267 (52,762) (1) 241,505
210,446 (10,480) (2) 199,966
48,952 (6,421) (3) 42,531
(46,238) 46,238 (4) —
82,600 (82,600) (5) —
11,163 (11,163) (6) —
5,776 (5,776) (7) —
$ 143,516 $ 122,964 $ 266,480
45,505 (5,209) (8) 40,296
1,789 (1,789) (9) —
(250) — (250)
$ 96,472 $ 129,962 $ 226,434
28,287 30,678 (10) 58,965
$ 68,185 $ 99,284 $ 167,469
14,376 — 14,376
$ 53,809 $ 99,284 $ 153,093
$ 0.45 $ 1.28
119,579 119,579

Reconciliation of Non-GAAP Measures
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Actual
Reported
(GAAP) Adjustments
Non-GAAP
Adjusted
$ 2,189,982 $ — $ 2,189,982
883,063 (149,045) (1) 734,018
689,436 (117,485) (2) 571,951
113,740 (19,187) (3) 94,553
159,098 (159,098) (4) —
46,994 (46,994) (5) —
6,165 (6,165) (6) —
$ 291,486 $ 497,974 $ 789,460
129,939 (16,816) (7) 113,123
11,312 (11,312) (8) —
(51,873) 54,113 (9) 2,240
$ 202,108 $ 471,989 $ 674,097
72,779 112,260 (10) 185,039
$ 129,329 $ 359,729 $ 489,058
38,758 — 38,758
$ 90,571 $ 359,729 $ 450,300
$ 0.77 $ 3.85
116,890 116,890
Nine Months Ended September 30, 2013 (unaudited)
REVENUES
COSTS AND EXPENSES:
Cost of revenues
Selling, general and administrative
Research and development
Litigation-related and other contingencies
Asset impairment charges
Acquisition-related and integration items, net
OPERATING INCOME
INTEREST EXPENSE, NET
LOSS ON EXTINGUISHMENT OF DEBT
OTHER (INCOME) EXPENSE, NET
INCOME BEFORE INCOME TAX
INCOME TAX
CONSOLIDATED NET INCOME
Less: Net income attributable to noncontrolling interests
NET INCOME ATTRIBUTABLE TO ENDO HEALTH
SOLUTIONS INC.
DILUTED EARNINGS PER SHARE
DILUTED WEIGHTED AVERAGE SHARES
Notes to reconciliation of our GAAP statements of operations to our adjusted statements of operations:
(1)
To exclude amortization of commercial intangible assets related to marketed products of $140,355, certain separation benefits and other costs incurred in connection with continued efforts to enhance the company's operations of $2,690 and accruals for milestone payments to partners of $6,000.
(2)
To exclude certain separation benefits and other costs incurred in connection with continued efforts to enhance the company's operations of $74,363, amortization of customer relationships of $8,251 and mesh litigation-related defense costs of $34,871.
(3)
To exclude milestone payments to partners of $5,064 and certain separation benefits and other costs incurred in connection with continued efforts to enhance the company's operations of $14,123.
(4)
To exclude the net impact of accruals primarily for mesh-related product liability.
(5)
To  exclude asset impairment charges.
(6)
To exclude integration costs of $6,002 and a loss of $163 recorded to reflect the change in fair value of the contingent consideration associated with the Qualitest acquisition.
(7)       To exclude additional interest expense as a result of the prior adoption of ASC 470-20.
(8)       To exclude the unamortized debt issuance costs written off and recorded as a loss on extinguishment of debt upon our March
            2013 prepayment on our Term Loan indebtedness as well as upon the amendment and restatement of our existing credit facility.
(9)       To exclude $(50,400) related to patent litigation settlement income, $(2,665) for a gain on sale of business and other income of $(1,048).
(10)     To reflect the cash tax savings results from our acquisitions and the tax effect of the pre-tax adjustments above at applicable  tax rates.

Reconciliation of Non-GAAP Measures
©2013 Endo Pharmaceuticals Inc.  All rights reserved.

Nine Months Ended September 30, 2012 (unaudited)
Actual
Reported
(GAAP) Adjustments
Non -GAAP
Adjusted
REVENUES $ 2,226,303 $ — $ 2,226,303
COSTS AND EXPENSES:
Cost of revenues 953,657 (1) 680,800
Selling, general and administrative 698,522 (2) 668,478
Research and development 183,067 (3) 126,866
Patent litigation settlement, net 85,123 (4) —
Litigation-related and other contingencies 82,600 (5) —
Asset impairment charges 54,163 (6) —
Acquisition-related and integration items, net 16,580 (7) —
OPERATING INCOME $ 152,591 $ 597,568 $ 750,159
INTEREST EXPENSE, NET 138,386 (8) 123,032
LOSS ON EXTINGUISHMENT OF DEBT 7,215 (9) —
OTHER EXPENSE, NET 498 (10) 198
INCOME BEFORE  INCOME TAX $ 6,492 $ 620,437 $ 626,929
INCOME TAX 182,820 (11) 173,557
CONSOLIDATED NET INCOME $ 15,755 $ 437,617 $ 453,372
Less: Net income attributable to noncontrolling interests 39,826 — 39,826
SOLUTIONS INC. $ (24,071) $ 437,617 $ 413,546
DILUTED (LOSS) EARNINGS PER SHARE $ $ 3.42
DILUTED WEIGHTED AVERAGE SHARES 116,688 121,083
Notes to reconciliation of our GAAP statements of operations to our adjusted statements of operations:
(1) To exclude amortization of commercial intangible assets related to marketed products of  $162,414, the impact of inventory step-up recorded as part of acquisition accounting of $880, the accrual for the payment to Impax related to sales of OPANA ER of $104,000, net milestone payments of partners of $2,927 and certain separation benefits and other costs incurred in connection with continued efforts to enhance the company’s operations of $2,636.
(2) To exclude certain separation benefits and other costs incurred in connection with continued efforts to enhance the company’s operations of $21,799 and amortization of customer  relationships of $8,245.
(3) To exclude milestone payments to partners of  $53,678 and certain separation benefits and other costs incurred in connection with continued efforts to enhance the company’s operations of $2,523.
(4) To exclude the net impact of  the Actavis (Watson) litigation settlement.
(5)
(6) To exclude asset impairment charges.
(7)
(8) To exclude additional interest expense as a result of the prior adoption of ASC 470-20.
(9) To exclude the unamortized debt issuance costs written off and recorded as a loss on extinguishment of debt upon our
2012 prepayments on our Term Loan indebtedness.
(10) To exclude milestone and upfront payments to partners.
To reflect the cash tax savings results from our acquisitions and the tax effect of the pre-tax adjustments above at applicable tax rates.
(0.21)
(9,263)
(300)
(7,215)
(15,354)
(16,580)
(54,163)
(82,600)
(85,123)
(56,201)
(30,044)
(272,857)
To exclude the net impact of accruals for litigation-related and other contingencies.
To exclude acquisition-related and integration costs of $16,552  and a loss of $28 recorded to reflect the change in fair value of the contingent consideration associated with the Qualitest Pharmaceuticals acquisition.
NET (LOSS) INCOME ATTRIBUTABLE TO ENDO HEALTH
(11)

Reconciliation of Non-GAAP Measures
©2013 Endo Pharmaceuticals Inc.  All rights reserved.
Endo Health Solutions Inc. Net Revenues (unaudited) (in thousands)

Three Months Ended September 30,
Percent
Growth
Nine Months Ended September 30,
Percent
Growth 2013 2012 2013 2012
Endo Pharmaceuticals:
LIDODERM® $ 149,946 $ 238,282 (37)% $ 566,626 $ 676,302 (16)%
OPANA® ER 59,936 62,232 (4)% 174,214 236,731
Voltaren® Gel 45,044 35,483 27% 123,937 79,173 57%
PERCOCET® 26,250 24,209 8% 78,818 73,413
FROVA® 16,027 15,706 2% 44,116 45,352
FORTESTA® Gel 15,025 8,823 70% 47,156 21,526
SUPPRELIN® LA 14,105 14,534 (3)% 44,128 42,777 3%
VANTAS® 3,039 4,114 (26)% 10,013 12,352
VALSTAR® 6,024 8,394 (28)% 16,327 20,717
Other Branded Products 508 933 (46)% 1,833 1,788 3%
Royalty and Other
30,232 3,935 668% 32,204 12,874
$ 366,136 $ 416,645 (12)% $ 1,139,372 $ 1,223,005 (7)%
Total Qualitest $ 183,939 $ 166,070 11% $ 532,722 $ 471,310
American Medical Systems:
Men's Health 61,536 58,316 6% 197,185 192,728 2%
Women's Health 24,200 29,399 (18)% 80,470 95,763 (16)%
BPH Therapy 25,508 25,589 —% 82,212 83,110 (1)%
Total AMS 111,244 113,304 (2)% 359,867 371,601 (3)%
HealthTronics 53,635 54,463 (2)% 158,021 160,387 (1)%
Total Revenue 714,954 750,482 (5)% 2,189,982 2,226,303 (2)%
(26)%
7%
(3)%
119%
(19)%
(21)%
150%
13%
Total Endo Pharmaceuticals

Reconciliation of Non-GAAP Measures
For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year
Ending December 31, 2013
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $0.95 $1.10
Upfront and milestone-related payments to partners
$0.20 $0.20
Amortization of commercial intangible assets and inventory step-up
$1.64 $1.64
Integration and restructuring charges
$0.86 $0.86
Charges for litigation and other legal matters
$1.79 $1.79
Asset impairment charges
$0.41 $0.41
Actavis (Watson) litigation settlement
($0.44) ($0.44)
Interest expense adjustment for ASC 470-20 and other treasury items
$0.29 $0.29
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of recent acquisitions
($1.10) ($1.10)
Diluted adjusted income per common share guidance
$4.60 $4.75
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of November 12, 2013
©2013 Endo Pharmaceuticals Inc.  All rights reserved.